                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 16-Aug-02

                        CIT Equipment Collateral 2002-VT1

   A Delaware                 Commission File                I.R.S. Employer
   Corporation                 No. 0001172747                 No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

      Item 5. Other
                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                                                           Determination Date: 08/16/02
                                                                                            Collection Period: 07/31/02
                                                                                                 Payment Date: 08/20/02

  I. AVAILABLE FUNDS

A.  Available Pledged Revenues

     a.  Scheduled Payments Received                                                                     $40,558,729.19
     b.  Liquidation Proceeds Allocated to Owner Trust                                                       331,256.69
     c.  Required Payoff Amounts of Prepaid Contracts                                                      1,445,879.02
     d.  Required Payoff Amounts of Purchased Contracts                                                            0.00
     e.  Proceeds of Clean-up Call                                                                                 0.00
     f.  Investment Earnings on Collection Account and
         Note Distribution Account                                                                                 0.00

                                 Total Available Pledged Revenues =                                      $42,335,864.90

B.  Determination of Available Funds

     a.  Total Available Pledged Revenues                                                                $42,335,864.90
     b.  Servicer Advances                                                                                 4,538,448.97
     c.  Recoveries of  prior Servicer Advances                                                           (3,551,554.51)
     d.  Withdrawal from Cash Collateral Account                                                             744,019.65
                                                                                                         --------------
                                 Total Available Funds =                                                 $44,066,779.01

 II. DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS


         1.  Servicing Fee                                                                                     595,558.07

         2.  Class A-1 Note Interest Distribution                                     286,186.53
             Class A-1 Note Principal Distribution                                 37,811,531.78
                              Aggregate Class A-1 distribution                                               38,097,718.31

         3.  Class A-2 Note Interest Distribution                                     669,416.67
             Class A-2 Note Principal Distribution                                          0.00
                              Aggregate Class A-2 distribution                                                  669,416.67

         4.  Class A-3 Note Interest Distribution                                   1,071,308.33
             Class A-3 Note Principal Distribution                                          0.00
                              Aggregate Class A-3 distribution                                                1,071,308.33

         5.  Class A-4 Note Interest Distribution                                     414,657.08
             Class A-4 Note Principal Distribution                                          0.00
                              Aggregate Class A-4 distribution                                                  414,657.08

         6.  Deposit to the Class A Principal Account                                       0.00

         7.  Class B Note Interest Distribution                                        86,693.40
             Class B Note Principal Distribution                                    1,121,096.63
                              Aggregate Class B distribution                                                1,207,790.03

         8.  Class C Note Interest Distribution                                        52,885.56
             Class C Note Principal Distribution                                      611,507.25
                              Aggregate Class C distribution                                                  664,392.81

         9.  Class D Note Interest Distribution                                       122,923.20
             Class D Note Principal Distribution                                    1,223,014.51
                              Aggregate Class D distribution                                                1,345,937.70

        10.  Deposit to the Cash Collateral Account                                                                 0.00

        11.  Amounts in accordance with the CCA Loan Agreement                                                      0.00

        12.  Remainder to the holder of the equity certificate                                                      0.00

                                                    Collection Account Distributions =                     44,066,779.01
                                                                                                           =============

     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1.  Payment due on the Senior Loan                                                                 2,976,124.34

         2.  Payment due on the Holdback                                                                            0.00

         3.  Payment to the Depositor                                                                               0.00
                                                                                                           -------------

                                                    Cash Collateral Account Distributions =                 2,976,124.34
                                                                                                          =============


     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distributions =                        23,238.15
                                                                                                           -------------

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


      ------------------------------------------------------------------------------------------------------
               Distribution             Class A-1       Class A-2              Class A-3        Class A-4
                 Amounts                  Notes           Notes                  Notes            Notes
      ------------------------------------------------------------------------------------------------------

  1.           Interest Due             286,186.53      669,416.67           1,071,308.33         414,657.08
  2.          Interest Paid             286,186.53      669,416.67           1,071,308.33         414,657.08
  3.        Interest Shortfall                0.00            0.00                   0.00               0.00
             ((1) minus (2))
  4.          Principal Paid         37,811,531.78            0.00                   0.00               0.00

  5.    Total Distribution Amount    38,097,718.31            0.00             414,657.08               0.00
              ((2) plus (4))



      ------------------------------------------------------------------------------------------------------
               Distribution              Class B         Class C                Class D       Total Offered
                 Amounts                  Notes           Notes                  Notes            Notes
      ------------------------------------------------------------------------------------------------------

  1.           Interest Due              86,693.40       52,885.56             122,923.20       2,704,070.77
  2.          Interest Paid              86,693.40       52,885.56             122,923.20       2,704,070.77
  3.        Interest Shortfall                0.00            0.00                   0.00               0.00
             ((1) minus (2))
  4.          Principal Paid          1,121,096.63      611,507.25           1,223,014.51      40,767,150.17

  5.    Total Distribution Amount     1,207,790.03      664,392.81           1,345,937.70      41,730,495.94
                  ((2) plus (4))



 IV.   Information Regarding the Securities

     A    Summary of Balance Information


      --------------------------------------------------------------------------------------------------------------
                              Applicable   Principal Balance  Class Factor     Principal Balance     Class Factor
               Class            Coupon           Aug-02          Aug-02              Jul-02             Jul-02
                                 Rate         Payment Date    Payment Date         Payment Date       Payment Date
      --------------------------------------------------------------------------------------------------------------

  a.      Class A-1 Notes       1.9600%     143,446,650.02        0.49722          181,258,181.80        0.62828
  b.      Class A-2 Notes       2.9000%     277,000,000.00        1.00000          277,000,000.00        1.00000
  c.      Class A-3 Notes       4.0300%     319,000,000.00        1.00000          319,000,000.00        1.00000
  d.      Class A-4 Notes       4.6700%     106,550,000.00        1.00000          106,550,000.00        1.00000
  e.       Class B Notes        3.9700%      25,083,458.63        0.85463           26,204,555.26        0.89283
  f.       Class C Notes        4.4400%      13,681,886.52        0.85512           14,293,393.78        0.89334
  g.       Class D Notes        5.1600%      27,363,773.05        0.85253           28,586,787.55        0.89064

  h.  Total Offered Notes                   912,125,768.21                         952,892,918.38

  i.  One - Month Libor Rate                        1.8400%


     B    Other Information

  --------------------------------------------------------------------------------------
                                  Scheduled                            Scheduled
                              Principal Balance                    Principal Balance
        Class                      Aug-02                                Jul-02
                                Payment Date                          Payment Date
  --------------------------------------------------------------------------------------
     Class A-1 Notes           157,127,331.00                       192,928,831.00



  -------------------------------------------------------------------------------------------------------------------
                                            Target                  Class            Target                Class
                       Class           Principal Amount             Floor       Principal Amount           Floor
       Class        Percentage              Aug-02                 Aug-02            Jul-02                Jul-02
                                         Payment Date           Payment Date      Payment Date          Payment Date
  -------------------------------------------------------------------------------------------------------------------

       Class A         92.75%            845,996,650.01                           883,808,181.80
       Class B          2.75%             25,083,458.63             0.00           26,204,555.26          0.00
       Class C          1.50%             13,681,886.52             0.00           14,293,393.78          0.00
       Class D          3.00%             27,363,773.05             0.00           28,586,787.55          0.00


  V. PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

             1.    Principal Balance of Notes and Equity Certificates                                      952,892,918.38
                   (End of Prior Collection Period)
             2.    Contract Pool Principal Balance (End of Collection Period)                              912,125,768.21
                                                                                                       -------------------
                                   Total monthly principal amount                                           40,767,150.17

     A.  PRINCIPAL BREAKDOWN                                                           No. of Accounts
                                                                                       ---------------

             1.    Scheduled Principal                                                       72,772         37,851,831.19
             2.    Prepaid Contracts                                                            142          1,445,879.02
             3.    Defaulted Contracts                                                           83          1,469,439.96
             4.    Contracts purchased by CIT Financial USA, Inc.                                 0                  0.00
                                                                                    -------------------------------------
                   Total Principal Breakdown                                                 72,997         40,767,150.17

 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS

                                                         -----------------------------------------------------------------
                                                              Original                Aug-02                    Jul-02
                                                                Pool               Payment Date              Payment Date
                                                         -----------------------------------------------------------------
             1.    a.  Contract Pool Balance              1,068,496,994.00          912,125,768.21          952,892,918.38
                   b.  No of Contracts                              73,864                  72,997                  73,222
                   c.  Pool Factor

             2.    Weighted Average Remaining Term                   38.00                    34.8                    35.5

             3.    Weighted Average Original Term                     44.1


     B.  DELINQUENCY INFORMATION

                                                     ----------------------------------------------------------------------
                                                                    % of Aggregate
                                                         % of       Required Payoff         No. Of     Aggregate Required
                                                       Contracts        Amount             Accounts      Payoff Amounts
                                                     ----------------------------------------------------------------------
             1.    Current                             95.49%         96.46%               69,702       889,051,528.68
                   31-60 days                           2.57%          2.36%                1,879        21,780,392.28
                   61-90 days                           0.83%          0.57%                  604         5,208,837.62
                   91-120 days                          0.45%          0.25%                  327         2,278,633.41
                   120+ days                            0.66%          0.36%                  485         3,357,465.43

                            Total Delinquency          100.0%         100.0%               72,997       921,676,857.42

             2.    Delinquent Scheduled Payments:

                   Beginning of Collection Period                                    8,564,194.75
                   End of Collection Period                                          9,551,089.21
                                                                                    --------------

                      Change in Delinquent Scheduled Payments                          986,894.46


     C.  DEFAULTED CONTRACT INFORMATION

             1.    Required Payoff Amount on Defaulted Contracts                     1,469,439.96
             2.    Liquidation Proceeds received                                       331,256.69
                                                                                    -------------
             3.    Current Liquidation Loss Amount                                   1,138,183.27

             4.    Cumulative Liquidation Losses to date                             1,571,324.11

                                           % of Initial Contracts                           0.233%
                               % of Initial Contract Pool Balance                           0.147%


VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

          1.     Opening Servicer Advance Balance                             8,564,194.75
          2.     Current Period Servicer Advance                              4,538,448.97
          3.     Recoveries of prior Servicer Advances                       -3,551,554.51
                                                                         ------------------
          4.       Ending Servicer Advance Balance                            9,551,089.21

     B.  CASH COLLATERAL ACCOUNT

           1.    Applicable Rates for the Interest Period:
                 a.  Libor Rate for the Interest Period                                        1.8400%
                 b.  Senior Loan Interest Rate                                                 5.3400%
                 c.  Holdback Amount Interest Rate                                             7.8400%

           2.    Opening Cash Collateral Account                                                            83,378,130.36

           3.    Deposit from the Collection Account                                                                 0.00

           4.    Withdrawals from the Cash Collateral Account                                                 (744,019.65)

           5.    Investment Earnings                                                                           153,018.35

           6.    Investment Earnings Distributions:
                 a.  Senior Loan Interest                                                                     -126,398.74
                 b.  Senior Loan Principal                                                                     -26,619.61
                 c.  Holdback Amount Interest                                                                        0.00
                 d.  Holdback Amount Principal                                                                       0.00
                                                                                                           ---------------
                        Total Investment Earnings distributions                                               -153,018.35

           7.    Remaining available amount                                                                          0.00

           8.    Required Cash Collateral Account Amount                                                    79,811,004.72

           9.    Cash Collateral Account Surplus/ (Shortfall)                                                        0.00

          10.    Distribution of CCA Surplus:
                 a.  Senior Loan Principal                                                                  -2,823,105.99
                 b.  Holdback Amount Principal                                                                       0.00
                                                                                                           ---------------
                        Total Distribution of Surplus                                                       -2,823,105.99

          11.    Ending Cash Collateral Account                                                             79,811,004.72

          12.    Cash Collateral Account deficiency                                                                  0.00


     D.  OTHER RELATED INFORMATION

           1.    Discount Rate                                                   4.6150%

           2.    Life to Date Prepayment (CPR)                                     10.4%

           3.    Life to Date Substitutions:

                 a.  Prepayments                                  0.00
                 a.  Defaults                                     0.00



                   ------------------------------------------------------------------------------------------
                                                        Aug-02                                Jul-02
                              Item                    Payment Date                          Payment Date
                   ------------------------------------------------------------------------------------------
                   a.  Senior Loan                     21,769,106.92                        24,618,832.52
                   b.  Holdback Amount                 58,767,335.00                        58,767,335.00


          NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and
         Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date
                             occurring on 08/20/02


         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                  ------------
                                   Glenn Votek
                     Executive Vice President, and Treasurer